Exhibit 99.1
NEWS RELEASE
FOR IMMEDIATE RELEASE

Contact:	William P. Hornby, CPA whornby@century-bank.com

Phone:	781-393-4630

Fax:	781-393-4071
CENTURY BANCORP, INC. REPORTS SECOND QUARTER RESULTS AND
DECLARES QUARTERLY DIVIDEND
Medford, MA, July 8, 2008—Century Bancorp, Inc. (NASDAQ:CNBKA) (www.century-bank.com) (“the Company”) today announced net income of $1,876,000, or $0.34 per share diluted, for the second quarter ended June 30, 2008, an increase of 15.6% when compared to net income of $1,623,000, or $0.29 per share diluted, for the second quarter ended June 30, 2007. For the first six months of 2008, net income totaled $3,676,000, or $0.66 per share diluted, an increase of 39.9% when compared to net income of $2,627,000, or $0.47 per share diluted, for the same period a year ago.
Net interest income totaled $20.9 million for the first six months of 2008 as compared to $19.0 million for the same period in 2007. The 10.0% increase in net interest income for the period is due to an increase of thirty-three basis points in the net interest margin, from 2.52% on a fully taxable equivalent basis in 2007 to 2.85% on the same basis for 2008. Included in interest income for the six months ended June 30, 2008 is $52,000 of prepayment fees collected on loans compared to $418,000 for the same period a year ago, a decrease of $366,000.
At June 30, 2008, total equity was $120.6 million compared to $118.8 million at December 31, 2007. The Company’s equity increased as a result of earnings offset by an increase in accumulated other comprehensive loss, net of taxes and dividends paid. The Company’s leverage ratio stood at 9.22% at June 30, 2008, compared to 9.12% at June 30, 2007. Book value as of June 30, 2008 was $21.76 per share compared to $19.78 at June 30, 2007.
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The Company’s allowance for loan losses was $9.5 million or 1.24% of loans outstanding at the end of the second quarter of 2008, compared to $9.3 million, or 1.29% of loans outstanding at June 30, 2007 and $9.6 million, or 1.33% of loans outstanding at December 31, 2007. Non-performing assets totaled $3.8 million at June 30, 2008, compared to $1.8 million at December 31, 2007 and $1.5 million at June 30, 2007. Non-performing assets increased primarily as a result of an increase in consumer mortgages and small business loans on non-accrual.
The Company’s Board of Directors voted a regular quarterly dividend of 12.00 cents ($0.12) per share on the Company’s Class A common stock, and 6.00 cents ($0.06) per share on the Company’s Class B common stock. The dividends were declared payable August 15, 2008 to stockholders of record on August 1, 2008.
The Company, through its subsidiary bank, Century Bank and Trust Company, a state chartered full service commercial bank, operating twenty-two full-service branches in the Greater Boston area, offers a full range of Business, Personal and Institutional Services.
Century Bank and Trust Company is a member of the FDIC and is an Equal Housing Lender.
This press release contains certain “forward-looking statements” with respect to the financial condition, results of operations and business of the Company. Actual results may differ from those contemplated by these statements. The Company wishes to caution readers not to place undue reliance on any forward-looking statements. The Company disclaims any intent or obligation to update publicly any such forward-looking statements, whether in response to new information, future events or otherwise.

Century Bancorp, Inc. and Subsidiaries
Consolidated Comparative Statements of Condition (unaudited)
(in thousands)

	June 30,	December 31,
	2008	2007
Assets
Cash and Due From Banks	$78,641	$66,974
Federal Funds Sold and Interest-bearing Deposits In Other Banks	93,003	232,927

Securities Available-For-Sale (AFS)	484,358	403,635

Securities Held-to-Maturity	203,693	183,710

Loans:
Commercial & Industrial	124,996	117,332
Construction & Land Development	55,519	62,412
Commercial Real Estate	311,550	299,920
Residential Real Estate	179,053	168,204
Consumer and Other	10,258	10,949
Home Equity	83,113	67,434

Total Loans	764,489	726,251
Less: Allowance for Loan Losses	9,469	9,633

Net Loans	755,020	716,618

Bank Premises and Equipment	22,497	21,985
Accrued Interest Receivable	6,356	6,590
Goodwill	2,714	2,714
Core Deposit Intangible	1,477	1,671
Other Assets	66,499	43,457

Total Assets	$1,714,258	$1,680,281

Liabilities
Demand Deposits	$284,942	$289,526

Interest Bearing Deposits:
Savings and NOW Deposits	335,608	310,858
Money Market Accounts	306,194	234,099
Time Deposits	247,304	295,578

Total Interest Bearing	889,106	840,535

Total Deposits	1,174,048	1,130,061

Borrowed Funds:
Securities Sold Under Agreements to Repurchase	99,150	85,990
Other Borrowed Funds	257,585	289,885

Total Borrowed Funds	356,735	375,875

Other Liabilities	26,772	19,456
Subordinated Debentures	36,083	36,083

Total Liabilities	1,593,638	1,561,475

Total Stockholders’ Equity	120,620	118,806

Total Liabilities & Stockholders’ Equity	$1,714,258	$1,680,281

Century Bancorp, Inc. and Subsidiaries
Consolidated Comparative Statements of Income (unaudited)
For the Quarter and Six Months Ended June 30, 2008 and 2007
(in thousands)

	Quarter Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007
Interest Income:
Loans	$11,882	$13,132	$24,144	$26,103
Securities Held-to-Maturity	2,094	2,350	3,999	4,746
Securities Available-for-Sale	4,757	3,451	9,136	7,003
Federal Funds Sold and Interest-bearing Deposits In Other Banks	737	1,904	1,953	3,731

Total Interest Income	19,470	20,837	39,232	41,583

Interest Expense:
Savings and NOW Deposits	1,458	1,590	3,072	3,182
Money Market Accounts	1,829	2,436	3,419	4,822
Time Deposits	2,271	4,047	5,187	8,657
Securities Sold Under Agreements to Repurchase	359	771	875	1,544
Other Borrowed Funds and Subordinated Debentures	2,897	2,204	5,791	4,387

Total Interest Expense	8,814	11,048	18,344	22,592

Net Interest Income	10,656	9,789	20,888	18,991

Provision For Loan Losses	925	300	1,625	600

Net Interest Income After Provision for Loan Losses	9,731	9,489	19,263	18,391

Other Operating Income
Service Charges on Deposit Accounts	2,028	1,863	4,009	3,649
Lockbox Fees	827	823	1,599	1,557
Net Gain on Sales of Investments	2	—	102	—
Other Income	620	406	1,189	735

Total Other Operating Income	3,477	3,092	6,899	5,941

Operating Expenses
Salaries and Employee Benefits	6,315	6,287	12,605	12,500
Occupancy	1,079	918	2,143	1,914
Equipment	742	773	1,472	1,506
Other	2,607	2,269	4,907	4,629

Total Operating Expenses	10,743	10,247	21,127	20,549

Income Before Income Taxes	2,465	2,334	5,035	3,783

Income Tax Expense	589	711	1,359	1,156

Net Income	$1,876	$1,623	$3,676	$2,627

Century Bancorp, Inc. and Subsidiaries
Consolidated Year-to-Date Average Comparative Statements of Condition (unaudited)
(in thousands)

	June 30,	June 30,
	2008	2007
Assets
Cash and Due From Banks	$57,223	$58,447
Federal Funds Sold and Interest-Bearing Deposits in Other Banks	147,191	142,886

Securities Available-For-Sale (AFS)	421,492	380,716
Securities Held-to-Maturity	192,451	261,474

Total Loans	742,168	719,945
Less: Allowance for Loan Losses	9,710	9,793

Net Loans	732,458	710,152

Unrealized Gain(Loss) on Securities AFS	1,707	(6,668)
Bank Premises and Equipment	22,449	23,162
Accrued Interest Receivable	6,886	6,977
Goodwill	2,714	2,714
Core Deposit Intangible	1,584	1,970
Other Assets	43,751	42,555

Total Assets	$1,629,906	$1,624,385

Liabilities
Demand Deposits	$259,514	$278,371

Interest Bearing Deposits:
Savings and NOW Deposits	356,144	308,314
Money Market Accounts	280,653	297,938
Time Deposits	270,143	367,396

Total Interest Bearing	906,940	973,648

Total Deposits	1,166,454	1,252,019

Borrowed Funds:
Securities Sold Under Agreements to Repurchase	95,100	83,599
Other Borrowed Funds	189,656	120,731

Total Borrowed Funds	284,756	204,330

Other Liabilities	21,298	23,338
Subordinated Debentures	36,083	36,083

Total Liabilities	1,508,591	1,515,770

Total Stockholders’ Equity	121,315	108,615

Total Liabilities & Stockholders’ Equity	$1,629,906	$1,624,385

Total Average Earning Assets — QTD	$1,538,302	$1,483,675

Total Average Earning Assets — YTD	$1,503,302	$1,505,021

Century Bancorp, Inc. and Subsidiaries
Consolidated Selected Key Financial Information (unaudited)
(in thousands, except share data)

	June 30,	June 30,
	2008	2007
Performance Measures:
Earnings per average share, basic, quarter	$0.34	$0.29
Earnings per average share, diluted, quarter	$0.34	$0.29
Earnings per average share, basic, year-to-date	$0.66	$0.47
Earnings per average share, diluted, year-to-date	$0.66	$0.47
Return on average assets, year-to-date	0.45%	0.33%
Return on average stockholders’ equity, year-to-date	6.09%	4.88%
Net interest margin (taxable equivalent), quarter	2.86%	2.64%
Net interest margin (taxable equivalent), year-to-date	2.85%	2.52%
Efficiency ratio, year-to-date	74.6%	82.3%
Book value per share	$21.76	$19.78
Tangible book value per share	$21.00	$18.96
Tangible capital / tangible assets	6.81%	6.92%

Common Share Data:
Average shares outstanding, basic, quarter	5,543,781	5,542,304
Average shares outstanding, basic, year-to-date	5,543,792	5,541,768
Average shares outstanding, diluted, quarter	5,546,128	5,548,105
Average shares outstanding, diluted, year-to-date	5,546,423	5,549,651

Shares outstanding Class A	3,516,304	3,513,704
Shares outstanding Class B	2,027,100	2,028,600

Total shares outstanding at period end	5,543,404	5,542,304

Assets Quality and Other Data:

Allowance for loan losses / loans	1.24%	1.29%
Nonaccrual loans	$3,382	$1,454
Nonperforming assets	$3,835	$1,454
Loans 90 days past due and still accruing	$—	$—
Net charge-offs (recoveries), year-to-date	$1,789	$999

Leverage ratio	9.22%	9.12%
Tier 1 risk weighted capital ratio	15.66%	16.50%
Total risk weighted capital ratio	16.63%	17.55%
Total risk weighted assets	$978,349	$885,536